--------------------------------------------------------------------------------

THE DATE OF THIS FREE WRITING PROSPECTUS IS NOVEMBER 11, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

--------------------------------------------------------------------------------

LBUBS 06-C7

Settlement    12/05/06
Dated Date    11/11/06
1st Payment   12/15/06

                                                 Interest
                                Coupon            Accrual  Rated          Initial                    %
     S&P   Fitch                Type               Basis   Final   Sub %   Coupon       Size      of Deal     Window    Avg Life
--------------------------------------------------------------------------------------------------------------------------------

A1   AAA   AAA    Public        Fixed             30/360          30.000% 5.22900     40,000,000    1.3%   12/06-08/11    3.19
A2   AAA   AAA    Public        Fixed             30/360          30.000% 5.29600    624,000,000   20.7%   08/11-11/11    4.89
AAB  AAA   AAA    Public        Fixed             30/360          30.000% 5.33300     54,000,000    1.8%   11/11-12/15    7.12
A3   AAA   AAA    Public        Fixed             30/360          30.000% 5.35900    968,137,000   32.1%   12/15-10/16    9.77
A1A  AAA   AAA    Public        Fixed             30/360          30.000% 5.34500    427,623,000   14.2%   12/06-10/16    8.39
AM   AAA   AAA    Public        Fixed (WAC Cap)   30/360          20.000% 5.38900    301,966,000   10.0%   10/16-10/16    9.86
AJ   AAA   AAA    Public        Fixed (WAC Cap)   30/360          10.250% 5.41900    294,417,000    9.8%   10/16-11/16    9.89
B    AA+   AA+    Public        Fixed (WAC Cap)   30/360           9.500% 5.44900     22,647,000    0.7%   11/16-11/16    9.94
C    AA    AA     Public        Fixed (WAC Cap)   30/360           8.500% 5.46900     30,197,000    1.0%   11/16-11/16    9.94
D    AA-   AA-    Public        Fixed (WAC Cap)   30/360           7.500% 5.49900     30,197,000    1.0%   11/16-11/16    9.94
E    A+    A+     Public        Fixed (WAC Cap)   30/360           6.625% 5.53800     26,422,000    0.9%   11/16-11/16    9.94
F    A     A      Public        Fixed (WAC Cap)   30/360           5.750% 5.57700     26,422,000    0.9%   11/16-11/16    9.94
XCL  AAA   AAA    Private/144A  Variable IO       30/360              N/A 0.06415  1,509,829,269           12/06-11/21    8.52
XCP  AAA   AAA    Public        Variable IO       30/360              N/A 0.68266  1,426,866,000           11/07-11/13    5.32
XW   AAA   AAA    Private/144A  Variable IO       30/360              N/A 0.70930  1,509,829,269           12/06-11/21    8.52
G    A-    A-     Private/144A  Fixed (WAC Cap)   30/360           4.875% 5.62600     26,422,000    0.9%   11/16-11/16    9.94
H    BBB+  BBB+   Private/144A  WAC - 0.28%       30/360           3.875% 5.79886     30,196,000    1.0%   11/16-11/16    9.94
J    BBB   BBB    Private/144A  WAC - 0.18%       30/360           3.000% 5.89886     26,422,000    0.9%   11/16-11/16    9.94
K    BBB-  BBB-   Private/144A  WAC               30/360           2.125% 6.07886     26,422,000    0.9%   11/16-11/16    9.94
L    BB+   BB+    Private/144A  Fixed (WAC Cap)   30/360           1.875% 5.10000      7,549,000    0.2%   11/16-11/16    9.94
M    BB    BB     Private/144A  Fixed (WAC Cap)   30/360           1.750% 5.10000      3,775,000    0.1%   11/16-11/16    9.94
N    BB-   BB-    Private/144A  Fixed (WAC Cap)   30/360           1.375% 5.10000     11,324,000    0.4%   11/16-11/16    9.94
P    B+    B+     Private/144A  Fixed (WAC Cap)   30/360           1.250% 5.10000      3,774,000    0.1%   11/16-11/16    9.94
Q    B     B      Private/144A  Fixed (WAC Cap)   30/360           1.125% 5.10000      3,775,000    0.1%   11/16-11/16    9.94
S    B-    B-     Private/144A  Fixed (WAC Cap)   30/360           1.000% 5.10000      3,774,000    0.1%   11/16-08/18   10.48
T    NR    NR     Private/144A  Fixed (WAC Cap)   30/360              N/A 5.10000     30,197,539    1.0%   08/18-11/21   14.70

Call provision: 1% of Original balance

Interest Reserve is 1 day's interest at the Gross Rate for all act/360 loans except for 1211 Ave of Americas which reserve 1 day's interest at the Gross Rate less act/360 equivalent of 0.01%. For Keybank's loans, Interest Reserve is
1 day's interest at the Net Rate.

Penalties allocated to Classes A1 through K using base interest fraction. 50% of remaining penalties to XW and 50% to XCP/XCL. Within XCL/XCP, on and prior to
11/2009, 85%/15% to XCL/XCP. Thereafter, 100% of to XCL.

--------------------------------------------------------------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE DATE OF THIS FREE WRITING PROSPECTUS IS NOVEMBER 11, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

--------------------------------------------------------------------------------

RESTON TOWN CENTER                   UPB               Gross Cpn
-----------------------------------------------------------------------
A                              121,500,000.00   5.5005000
B                               89,750,000.00   5.9948000
-----------------------------------------------------------------------
WL                             211,250,000.00   5.7105044 Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

TRIANGLE TOWN CENTER                 UPB        Gross Cpn       P&I
------------------------------------------------------------------------
A                              171,000,000.00   5.7370000
B                               29,000,000.00   5.7370000
------------------------------------------------------------------------
WL                             200,000,000.00   5.7370000   1,197,282.47

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

                                               ADDITIONAL    ON AND
ADD'L AMORTIZATION LOANS          BALANCE       PRINCIPAL     AFTER
--------------------------------------------------------------------
Wolverine Portfolio            46,550,000.00    48,719.31   12/11/11
Redwood Portfolio II           22,550,000.00    22,144.02   10/11/11
Lakewood Apartment Portfolio    4,100,000.00     4,573.23   11/11/09

--------------------------------------------------------------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE DATE OF THIS FREE WRITING PROSPECTUS IS NOVEMBER 11, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

--------------------------------------------------------------------------------

                                                                                                                   PENALTY
PROPERTY NAME                              POOLED BALANCE     NET INT 0 CPR    NET INT 100 CPY  NET INT 100 CPR     100 CPR
------------------------------------------------------------------------------------------------------------------------------

520 Madison Avenue                          475,000,000.00    282,088,588.54    274,923,259.88    274,923,259.88
1211 Avenue of the Americas                 275,000,000.00    175,540,811.42    171,044,671.87    171,044,671.87
Extendicare Portfolio                       250,000,000.00     83,599,646.73     79,484,204.71      1,381,635.42  22,670,670
Reston Town Center                          121,500,000.00     66,990,680.43     63,605,979.00     63,605,979.00
Colony Square                               116,000,000.00     33,208,993.94     29,823,311.61     26,456,195.72   1,160,000
Republic Portfolio                          100,000,000.00     60,552,960.66     58,570,505.85     58,570,505.85
Government Property Advisors Portfolio       96,476,000.00     29,799,533.68     29,293,596.12     29,293,596.12
Arizona Retail Portfolio                     86,000,000.00     53,752,866.67     52,855,263.17     52,855,263.17
Midtown Plaza                                65,000,000.00     18,608,487.99     16,711,338.40     14,824,592.43     650,000
Martin Resorts                               50,000,000.00     29,007,822.61     28,316,879.77     28,316,879.77
Wolverine Portfolio                          46,550,000.00     28,413,223.95     27,730,516.07     27,730,516.07
Bucs Headquarters Office Bldg                41,000,000.00     34,535,597.26     32,786,439.52      5,611,038.97   7,569,558
The Gallery at Beach Place                   40,000,000.00     24,167,377.83     23,581,697.84     23,581,697.84
695/710 Route 46                             35,000,000.00     10,400,977.71      9,669,184.10      4,564,682.99   1,327,256
Archstone Woodlands Apartments               32,750,000.00     10,091,047.81      9,573,832.97        168,644.76   2,279,630
Triangle Town Center Subordinate Tranche     29,000,000.00     14,170,765.98     13,815,451.03     13,815,451.03
500 Collins Avenue                           28,500,000.00     17,148,299.58     16,716,412.56      3,572,366.15   2,541,366
Jefferson at Kessler Park                    25,200,000.00     14,702,349.80     14,466,849.62     14,466,849.62
Santa Maria Plaza                            23,500,000.00     14,283,341.02     14,056,115.76     14,056,115.76
Redwood Portfolio II                         22,550,000.00     14,253,375.26     13,903,948.32     13,903,948.32
Thornblade Park Apartments                   22,200,000.00      6,573,647.55      6,458,182.57      6,458,182.57
6380 Wilshire                                22,000,000.00     14,197,211.11     13,839,649.08     13,839,649.08
Weatherford Marketplace                      21,925,000.00     12,703,303.95     12,295,909.08     12,295,909.08
Brunswig Square                              21,500,000.00     13,151,119.70     12,817,068.53     12,817,068.53
Statesboro Mall                              21,362,487.73     12,296,781.38     12,007,964.23     12,007,964.23
Jefferson at Founders Park                   21,300,000.00     12,426,986.14     12,227,932.42     12,227,932.42
175 Fulton Avenue                            19,850,000.00      5,877,246.15      5,588,397.75      5,588,397.75
First and Main North                         18,442,239.00      8,441,521.81      8,256,558.63      8,256,558.63
Cool Creek Commons                           18,000,000.00      9,737,106.65      9,495,960.73      9,495,960.73
Sharp Rees-Stealy Medical Office Building    16,000,000.00      9,806,412.92      9,570,820.94         81,724.67   1,975,479
Windsor Apartments                           15,900,000.00      9,293,788.28      9,293,788.28      9,293,788.28
Lexington on the Green                       15,000,000.00      4,449,833.12      4,375,466.25      4,375,466.25
Grandview Apartments                         14,716,000.00      8,869,492.23      8,656,649.96      1,875,702.38   1,409,713
Bradford Towne Center                        14,500,000.00      9,131,989.84      8,915,757.83      8,915,757.83
Lexham Street Retail                         14,500,000.00      8,489,157.92      8,275,354.81      8,275,354.81
Sunset Place                                 14,000,000.00      8,585,468.32      8,380,605.07         73,259.08   1,883,404
Beta Center                                  13,900,000.00      4,352,804.11      4,352,804.11      4,352,804.11
New Hampton Commons Apartments               13,788,562.03      7,659,187.66      7,659,187.66      7,659,187.66
Jamesbridge Apartments                       13,500,000.00      7,971,627.59      7,971,627.59      1,564,406.81   1,240,870
West Road Collection                         13,352,000.00      7,844,343.46      7,588,267.77      7,588,267.77
Canterbury Village Shopping Center           13,200,000.00      7,902,031.32      7,902,031.32      7,902,031.32
Cumberland Links Apartments                  11,977,302.25      6,463,022.53      6,160,110.44      6,160,110.44
Sienna Springs Apartments                    11,463,533.79      6,739,464.74      6,579,427.82      6,579,427.82
Dublin Mall                                  11,180,367.42      6,435,698.95      6,284,542.29      6,284,542.29
Shoppes at Oakmonte                          11,100,000.00      6,480,896.17      6,325,396.91         55,863.99   1,274,875
Meadows Marketplace                          10,775,000.00      5,580,879.88      5,410,306.18      5,410,306.18
Windsor Landing Apartments                   10,350,000.00      4,232,551.69      4,035,173.95      4,035,173.95
Ramsgate Apartments                          10,000,000.00      3,190,930.42      3,137,602.50      3,137,602.50
Citizens Ohio Portfolio 2                     9,205,035.00      5,618,566.58      5,473,404.84         47,331.91   1,130,008
Victor Marketplace                            9,000,000.00      5,298,349.05      5,298,349.05      2,140,523.52     740,516
Indian Springs Apartments                     9,000,000.00      5,196,356.61      5,155,474.90      5,155,474.90
Home Depot                                    8,975,000.00      5,335,962.74      5,206,812.26      5,206,812.26
Mid Park Centre                               8,750,000.00      4,843,101.83      4,731,876.52         42,724.43     891,734
Citizens Michigan Portfolio 5                 8,556,920.00      5,222,970.33      5,088,029.25         43,999.33   1,050,445
Cross Continents Office Building              8,500,000.00      2,528,583.30      2,485,226.54      2,485,226.54
Felton's Shopping Center                      8,500,000.00      4,850,961.51      4,850,961.51      4,850,961.51
Melbourne Village                             8,400,000.00      4,857,332.97      4,625,454.95      4,625,454.95
Pacific Marina Inn                            8,393,505.78      4,930,328.25      4,930,328.25      4,930,328.25
Bee's Ferry Crossing                          8,300,000.00      4,593,028.02      4,593,028.02      4,593,028.02
Park Place LaPalma                            8,223,932.11      4,671,096.55      4,560,380.45      4,560,380.45
Route 6 and Stoneleigh                        8,214,000.00      4,844,954.89      4,728,647.03      4,728,647.03
Majestic Oaks                                 8,000,000.00      2,159,497.78      2,159,497.78      2,159,497.78
Manns Mobile Home Park Portfolio              7,967,110.15      4,645,226.79      4,532,693.39      4,532,693.39
Citizens Illinois Portfolio 3                 7,878,479.00      4,808,863.71      4,684,621.52         40,510.81     967,160
Drug Store Portfolio                          7,870,000.00      4,789,756.11      4,789,756.11      4,789,756.11
Boulevard Estates                             7,800,000.00      2,548,924.73      2,420,498.28         41,875.28     642,377
Citizens Illinois Portfolio 1                 7,708,684.39      4,705,224.53      4,583,659.97         39,637.73     946,316
Bank Street Court                             7,500,000.00      4,663,058.23      4,544,612.08      4,544,612.08
Iron Point Office                             7,494,248.84      4,410,643.22      4,307,803.23      2,307,525.19     525,848
Phoenicia Specialty Foods                     7,493,767.34      4,182,320.33      4,085,249.29      4,085,249.29
Rampart Campus                                7,491,573.29      3,951,677.29      3,862,770.50      1,281,521.09     503,035
Commonwealth Center                           7,300,000.00      4,425,904.50      4,390,742.88      4,390,742.88
Woodlands Retail                              7,270,000.00      4,259,365.04      4,159,044.53      4,159,044.53
Park Place Plaza                              7,200,000.00      4,163,428.26      3,964,675.67      3,964,675.67
Lakeview I & II                               7,160,000.00      4,137,612.98      4,137,612.98      4,137,612.98
Citizens Northeast Portfolio                  7,076,077.00      4,319,093.82      4,207,505.36         36,384.89     868,657
Parker Square - Bldg 600                      6,800,000.00      3,979,829.50      3,979,829.50      3,979,829.50
Serene Village                                6,650,000.00      3,887,024.66      3,887,024.66      3,887,024.66
Crystal Pointe Apartments                     6,550,000.00      3,828,573.16      3,828,573.16      3,828,573.16
Windsor Townhomes & Erin's @ Windsor          6,280,000.00      3,826,566.13      3,732,096.33      3,732,096.33
PrimaPharm Life Science Building              6,000,000.00      3,695,021.20      1,857,630.54         31,046.75     797,702
Royal Crest Apartments                        5,850,000.00      3,448,720.44      3,448,720.44      3,448,720.44
Preston Racquet Club                          5,850,000.00      3,422,123.16      3,340,338.38      3,340,338.38
Pratt & Whitney Building                      5,832,863.22      3,284,302.70      3,260,687.77      3,260,687.77
CVS Commerce Bank - New Carrolton             5,750,000.00      3,406,974.59      3,324,528.93      3,324,528.93
North Shore Self Storage                      5,700,000.00      3,331,565.40      3,163,239.49      3,163,239.49
Fountains Gardens & Fountains Corner          5,530,000.00      3,422,327.29      3,395,286.49      3,395,286.49
Town West Plaza                               5,458,000.00      3,209,128.08      3,053,772.50      3,053,772.50
Waynesboro Shopping Center                    5,395,847.84      3,170,170.53      3,096,264.91      3,096,264.91
Hamburg Shopping Center                       5,394,726.28      3,010,241.63      2,918,240.04      2,918,240.04
Village Green Apartments                      5,348,000.00      3,195,735.82      3,118,377.47        681,656.45     508,018
Gaffney Portfolio                             5,325,697.79      3,031,636.50      2,961,153.37      2,961,153.37
Dix-Toledo Shopping Center                    5,293,353.93      2,902,708.79      2,838,652.64      2,838,652.64
Shenandoah Woods                              5,200,000.00      3,154,591.82      3,154,591.82      3,154,591.82
Ashley Furniture Home Store                   5,194,227.15      2,931,835.77      2,866,113.30      2,866,113.30
Air Industries                                5,100,000.00      2,890,466.31      2,823,949.68      2,823,949.68
Patel Hotel Portfolio                         5,074,562.05      2,847,362.22      2,847,362.22      2,847,362.22
Fond du Lac Plaza                             5,059,000.00      2,974,528.94      2,830,530.43      2,830,530.43
Northpark Plaza                               5,000,000.00      2,910,140.88      2,816,367.37      2,816,367.37
Stor-More West Seattle                        5,000,000.00      2,947,578.57      2,872,709.10      2,872,709.10
Varsity Properties                            5,000,000.00      2,904,743.30      2,837,772.54      2,837,772.54
Stonegate Crossing                            4,950,000.00      2,935,086.92      2,842,395.91      2,842,395.91
Citizens New York Portfolio 4                 4,864,987.00      2,969,489.35      2,892,769.38         25,015.56     597,224
Citizens 15 Portfolio                         4,861,024.00      1,470,309.68      1,392,298.14         25,436.73     347,143
Village West Apartments                       4,840,000.00      1,976,194.57      1,953,121.62      1,953,121.62
Citizens New York Portfolio 1                 4,677,051.00      2,854,777.03      2,781,020.78         24,049.20     574,153
Chillicothe Plaza                             4,550,000.00      2,693,505.86      2,629,400.23      2,629,400.23
Maryland Food Center Warehouse                4,500,000.00      2,770,038.15      2,699,090.63      2,699,090.63
The University Medical Plaza                  4,492,218.73      2,604,468.66      2,543,243.33      2,543,243.33
Westbrook Apartments                          4,450,000.00      2,663,622.27      2,599,138.41        568,137.99     425,637
Southern Oaks                                 4,400,000.00      2,669,270.00      2,669,270.00      2,669,270.00
Citizens 4 Portfolio                          4,278,447.00      1,294,098.12      1,225,436.00         22,388.22     305,540
Rocklin Self Storage                          4,189,061.32      2,326,567.71      2,271,488.72      2,271,488.72
Lemon Bay                                     4,100,000.00      2,370,841.09      2,257,662.54      2,257,662.54
Lakewood Apartment Portfolio                  4,100,000.00      2,445,864.61      2,426,861.47      2,426,861.47
Walgreens - Henderson                         4,096,664.08      2,327,365.98      2,327,365.98      2,327,365.98
Citizens New York Portfolio 3                 4,088,893.00      2,495,777.32      2,431,296.21         21,024.92     501,951
Walgreens - Seguin, Texas                     4,000,000.00      2,447,500.68      2,427,718.08      2,427,718.08
Best Western Harbor                           4,000,000.00      2,230,535.19      2,181,750.45      2,181,750.45
504 Esplanade Apartments                      3,996,579.04      2,186,077.51      2,135,425.75      2,135,425.75
Walgreens                                     3,934,519.45      2,163,622.40      2,115,388.80      2,115,388.80
2051 Dogwood Street                           3,900,000.00      2,293,943.77      2,293,943.77        933,012.93     306,478
Stor-More Burien                              3,900,000.00      2,299,111.28      2,240,713.10      2,240,713.10
Fulton Industrial                             3,750,000.00      2,237,781.64      2,184,891.40      2,184,891.40
Edgewater & Westcourt Apartments              3,750,000.00      2,263,983.45      2,209,649.10      2,209,649.10
Bear Valley West Self Storage                 3,746,924.50      2,096,484.50      2,096,484.50      2,096,484.50
Winston Plaza                                 3,678,143.63      1,963,830.92      1,950,353.38      1,950,353.38
Butterfield Business Center                   3,650,000.00      2,206,146.67      2,151,695.50        401,713.98     408,656
100 Medical Center Parkway                    3,650,000.00      2,164,651.27      2,164,651.27      2,164,651.27
General McMullen Self Storage                 3,650,000.00      2,059,866.86      2,059,866.86      2,059,866.86
Plantation Storage                            3,600,000.00      2,162,120.84      2,162,120.84      2,162,120.84
Maplewood Village Mobile Home Community       3,593,574.40      2,032,828.13      1,985,141.49         18,175.55     420,772
Citizens 27 Portfolio                         3,586,021.00      1,084,660.63      1,027,110.82         18,764.90     256,091
Cool Springs Collection                       3,550,000.00      2,044,002.70      1,995,785.32         17,659.33     404,731
Hidden Pines                                  3,475,000.00      2,108,116.65      2,108,116.65      2,108,116.65
American Mini Storage                         3,440,000.00      2,180,321.64      2,162,263.50        458,096.44     387,758
Rite Aid Zanesville                           3,420,000.00      1,917,339.56      1,875,382.34      1,875,382.34
Citizens 22 Portfolio                         3,386,165.00      1,024,210.36        969,867.92         17,719.10     241,818
Citizens New York Portfolio 2                 3,360,685.00      2,051,293.93      1,998,296.53         17,280.50     412,557
Walgreens - Floyds Knob                       3,340,000.00      2,019,827.89      1,968,957.69      1,968,957.69
Pecanland Village SC                          3,300,000.00      1,935,995.84      1,920,770.49      1,920,770.49
Walgreens - Reedsburg                         3,275,000.00      1,987,166.29      1,937,118.70      1,937,118.70
Parkview Apartments                           3,200,000.00      1,952,006.47      1,905,192.61      1,905,192.61
Citizens 21 Portfolio                         3,119,763.00        943,631.98        893,564.86         16,325.07     222,794
North Meadows                                 3,100,000.00      1,796,518.58      1,754,560.85      1,754,560.85
Kuykendahl Medical Office                     3,097,616.35      1,819,912.64      1,777,485.34      1,777,485.34
Sunrise II Mini Storage                       3,097,511.10      1,758,223.02      1,744,916.66      1,744,916.66
Layton Hills Business Park                    3,000,000.00      1,734,231.46      1,693,004.14        526,330.62     253,083
Hamilton Mills                                2,975,000.00      1,707,020.25      1,693,798.59      1,693,798.59
Wortham Village Shopping Center               2,865,025.97      1,658,179.33      1,619,205.02      1,619,205.02
Shelley Station                               2,800,000.00      1,619,110.99      1,541,818.32      1,541,818.32
Citizens 13 Portfolio                         2,745,130.00        830,317.07        786,262.19         14,364.69     196,040
Lincoln Meadows Retail Center                 2,700,000.00      1,495,328.28      1,495,328.28      1,495,328.28
Storage Plus                                  2,700,000.00      1,672,652.26      1,659,547.62        358,981.69     302,572
Storage Zone                                  2,695,060.39      1,499,871.67      1,464,745.34      1,464,745.34
Park Meadows Village and Mrs. Winners         2,650,000.00      1,615,630.11      1,615,630.11      1,615,630.11
Comfort Inn - Metro Airport                   2,643,310.06      1,533,812.45      1,533,812.45      1,533,812.45
Linens 'N Things of College Station           2,610,000.00      1,649,271.75      1,649,271.75      1,649,271.75
Citizens 14 Portfolio                         2,599,151.00        786,162.93        744,450.78         13,600.82     185,615
Hampton Square Shopping Center                2,588,951.11      1,036,931.37      1,036,931.37      1,036,931.37
20 North Central Avenue                       2,495,250.93      1,353,581.79      1,326,402.73      1,326,402.73
Unity Pointe                                  2,440,000.00      1,480,231.54      1,480,231.54      1,480,231.54
Blalock Office Park                           2,425,000.00      1,379,046.17      1,347,310.19        292,646.68     225,623
Ashley Square                                 2,420,000.00      1,468,098.50      1,468,098.50      1,468,098.50
White Pines Plaza                             2,384,982.82      1,276,956.19      1,266,400.09      1,266,400.09
Saddle Vineyards Apartments                   2,358,234.53        727,179.37        691,032.04        691,032.04
Inglewood Village                             2,300,000.00      1,395,300.23      1,395,300.23      1,395,300.23
Crossroads Shopping Center                    2,300,000.00      1,329,984.03      1,266,493.62      1,266,493.62
John's Creek                                  2,249,549.95      1,333,667.08      1,322,998.52      1,322,998.52
Citizens 28 Portfolio                         2,216,075.00        670,294.27        634,729.86         11,596.26     158,258
Lambertson Lakes Shopping Center Phase II     2,198,079.21      1,176,585.59      1,167,726.23      1,167,726.23
Autumn Springs                                2,015,000.00      1,202,711.13      1,193,239.40      1,193,239.40
Silver Lake Plaza                             1,950,000.00      1,214,362.47      1,214,362.47        480,063.08     185,598
Diamond Head Inn                              1,948,512.86      1,154,460.95      1,127,534.41      1,127,534.41
Stonecrest Village                            1,946,673.99      1,144,095.48      1,135,040.80      1,135,040.80
Blackstone Building                           1,823,623.40        554,346.18        554,346.18        554,346.18
Lewisville Retail Strip Center                1,762,500.00      1,068,411.13      1,068,411.13      1,068,411.13
AMC Theatre Outlot Retail Center              1,694,622.93        994,794.89        971,168.57        971,168.57
Fidelity Retail                               1,650,000.00        995,162.20        995,162.20        995,162.20
310 Professional Building                     1,518,853.46        461,702.03        461,702.03        461,702.03
Hampton Bays Medical                          1,250,000.00        751,814.97        745,967.36        745,967.36
Cleveland Ridge Apartments                    1,200,000.00        697,852.01        697,852.01        697,852.01
Family Dollar - 1425 East 71st Street         1,011,000.00        596,658.71        582,883.44        582,883.44
GetGo Station Monroeville                       870,000.00        535,118.47        522,437.48        522,437.48

                                          3,019,658,539.59  1,592,877,267.71  1,545,116,214.00  1,294,179,802.26  62,874,730

                                             YM
PROPERTY NAME                               TYPE
------------------------------------------------------------------------------------------------------------------------------------

520 Madison Avenue
1211 Avenue of the Americas
Extendicare Portfolio                     Int Diff
Reston Town Center                                  248806.69  236261.81  236261.81      66,741,873.74  63,369,717.19  63,369,717.19
Colony Square                             Int Diff
Republic Portfolio
Government Property Advisors Portfolio
Arizona Retail Portfolio
Midtown Plaza                             Int Diff
Martin Resorts
Wolverine Portfolio
Bucs Headquarters Office Bldg             Int Diff
The Gallery at Beach Place
695/710 Route 46                          Int Diff
Archstone Woodlands Apartments            Int Diff
Triangle Town Center Subordinate Tranche             51191.11   49907.56   49907.56      14,119,574.87  13,765,543.47  13,765,543.47
500 Collins Avenue                        Int Diff
Jefferson at Kessler Park
Santa Maria Plaza
Redwood Portfolio II
Thornblade Park Apartments
6380 Wilshire
Weatherford Marketplace
Brunswig Square
Statesboro Mall
Jefferson at Founders Park
175 Fulton Avenue
First and Main North
Cool Creek Commons
Sharp Rees-Stealy Medical Office Building Int Diff
Windsor Apartments
Lexington on the Green
Grandview Apartments                      Int Diff
Bradford Towne Center
Lexham Street Retail
Sunset Place                              Int Diff
Beta Center
New Hampton Commons Apartments
Jamesbridge Apartments                    Int Diff
West Road Collection
Canterbury Village Shopping Center
Cumberland Links Apartments
Sienna Springs Apartments
Dublin Mall
Shoppes at Oakmonte                       Int Diff
Meadows Marketplace
Windsor Landing Apartments
Ramsgate Apartments
Citizens Ohio Portfolio 2                 Int Diff
Victor Marketplace                        Int Diff
Indian Springs Apartments
Home Depot
Mid Park Centre                           Int Diff
Citizens Michigan Portfolio 5             Int Diff
Cross Continents Office Building
Felton's Shopping Center
Melbourne Village
Pacific Marina Inn
Bee's Ferry Crossing
Park Place LaPalma
Route 6 and Stoneleigh
Majestic Oaks
Manns Mobile Home Park Portfolio
Citizens Illinois Portfolio 3             Int Diff
Drug Store Portfolio
Boulevard Estates                         Int Diff
Citizens Illinois Portfolio 1             Int Diff
Bank Street Court
Iron Point Office                         Int Diff
Phoenicia Specialty Foods
Rampart Campus                            Int Diff
Commonwealth Center
Woodlands Retail
Park Place Plaza
Lakeview I & II
Citizens Northeast Portfolio              Int Diff
Parker Square - Bldg 600
Serene Village
Crystal Pointe Apartments
Windsor Townhomes & Erin's @ Windsor
PrimaPharm Life Science Building          Int Diff
Royal Crest Apartments
Preston Racquet Club
Pratt & Whitney Building
CVS Commerce Bank - New Carrolton
North Shore Self Storage
Fountains Gardens & Fountains Corner
Town West Plaza
Waynesboro Shopping Center
Hamburg Shopping Center
Village Green Apartments                  Int Diff
Gaffney Portfolio
Dix-Toledo Shopping Center
Shenandoah Woods
Ashley Furniture Home Store
Air Industries
Patel Hotel Portfolio
Fond du Lac Plaza
Northpark Plaza
Stor-More West Seattle
Varsity Properties
Stonegate Crossing
Citizens New York Portfolio 4             Int Diff
Citizens 15 Portfolio                     Int Diff
Village West Apartments
Citizens New York Portfolio 1             Int Diff
Chillicothe Plaza
Maryland Food Center Warehouse
The University Medical Plaza
Westbrook Apartments                      Int Diff
Southern Oaks
Citizens 4 Portfolio                      Int Diff
Rocklin Self Storage
Lemon Bay
Lakewood Apartment Portfolio
Walgreens - Henderson
Citizens New York Portfolio 3             Int Diff
Walgreens - Seguin, Texas
Best Western Harbor
504 Esplanade Apartments
Walgreens
2051 Dogwood Street                       Int Diff
Stor-More Burien
Fulton Industrial
Edgewater & Westcourt Apartments
Bear Valley West Self Storage
Winston Plaza
Butterfield Business Center               Int Diff
100 Medical Center Parkway
General McMullen Self Storage
Plantation Storage
Maplewood Village Mobile Home Community   Int Diff
Citizens 27 Portfolio                     Int Diff
Cool Springs Collection                   Int Diff
Hidden Pines
American Mini Storage                     Int Diff
Rite Aid Zanesville
Citizens 22 Portfolio                     Int Diff
Citizens New York Portfolio 2             Int Diff
Walgreens - Floyds Knob
Pecanland Village SC
Walgreens - Reedsburg
Parkview Apartments
Citizens 21 Portfolio                     Int Diff
North Meadows
Kuykendahl Medical Office
Sunrise II Mini Storage
Layton Hills Business Park                Int Diff
Hamilton Mills
Wortham Village Shopping Center
Shelley Station
Citizens 13 Portfolio                     Int Diff
Lincoln Meadows Retail Center
Storage Plus                              Int Diff
Storage Zone
Park Meadows Village and Mrs. Winners
Comfort Inn - Metro Airport
Linens 'N Things of College Station
Citizens 14 Portfolio                     Int Diff
Hampton Square Shopping Center
20 North Central Avenue
Unity Pointe
Blalock Office Park                       Int Diff
Ashley Square
White Pines Plaza
Saddle Vineyards Apartments
Inglewood Village
Crossroads Shopping Center
John's Creek
Citizens 28 Portfolio                     Int Diff
Lambertson Lakes Shopping Center Phase II
Autumn Springs
Silver Lake Plaza                         Int Diff
Diamond Head Inn
Stonecrest Village
Blackstone Building
Lewisville Retail Strip Center
AMC Theatre Outlot Retail Center
Fidelity Retail
310 Professional Building
Hampton Bays Medical
Cleveland Ridge Apartments
Family Dollar - 1425 East 71st Street
GetGo Station Monroeville

                                                      299,998    286,169    286,169  --

Tsy    Yields
----   ------
6 mo    5.158
2yr     4.770
3yr     4.696
5yr     4.630
10yr    4.661
30yr    4.757

--------------------------------------------------------------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE DATE OF THIS FREE WRITING PROSPECTUS IS NOVEMBER 11, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

--------------------------------------------------------------------------------

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date      Balance
---------------------------------
      December-06   54,000,000.00
       January-07   54,000,000.00
      February-07   54,000,000.00
         March-07   54,000,000.00
         April-07   54,000,000.00
           May-07   54,000,000.00
          June-07   54,000,000.00
          July-07   54,000,000.00
        August-07   54,000,000.00
     September-07   54,000,000.00
       October-07   54,000,000.00
      November-07   54,000,000.00
      December-07   54,000,000.00
       January-08   54,000,000.00
      February-08   54,000,000.00
         March-08   54,000,000.00
         April-08   54,000,000.00
           May-08   54,000,000.00
          June-08   54,000,000.00
          July-08   54,000,000.00
        August-08   54,000,000.00
     September-08   54,000,000.00
       October-08   54,000,000.00
      November-08   54,000,000.00
      December-08   54,000,000.00
       January-09   54,000,000.00
      February-09   54,000,000.00
         March-09   54,000,000.00
         April-09   54,000,000.00
           May-09   54,000,000.00
          June-09   54,000,000.00
          July-09   54,000,000.00
        August-09   54,000,000.00
     September-09   54,000,000.00
       October-09   54,000,000.00
      November-09   54,000,000.00
      December-09   54,000,000.00
       January-10   54,000,000.00
      February-10   54,000,000.00
         March-10   54,000,000.00
         April-10   54,000,000.00
           May-10   54,000,000.00
          June-10   54,000,000.00
          July-10   54,000,000.00
        August-10   54,000,000.00
     September-10   54,000,000.00
       October-10   54,000,000.00
      November-10   54,000,000.00
      December-10   54,000,000.00
       January-11   54,000,000.00
      February-11   54,000,000.00
         March-11   54,000,000.00
         April-11   54,000,000.00
           May-11   54,000,000.00
          June-11   54,000,000.00
          July-11   54,000,000.00
        August-11   54,000,000.00
     September-11   54,000,000.00
       October-11   54,000,000.00
      November-11   53,335,459.77
      December-11   52,422,000.00
       January-12   51,615,000.00
      February-12   50,805,000.00
         March-12   49,768,000.00
         April-12   48,948,000.00
           May-12   48,013,000.00
          June-12   47,183,000.00
          July-12   46,239,000.00
        August-12   45,400,000.00
     September-12   44,557,000.00
       October-12   43,600,000.00
      November-12   42,747,000.00
      December-12   41,780,000.00
       January-13   40,918,000.00
      February-13   40,052,000.00
         March-13   38,853,000.00
         April-13   37,976,000.00
           May-13   36,985,000.00
          June-13   33,736,000.00
          July-13   32,739,000.00
        August-13   31,846,000.00
     September-13   30,947,000.00
       October-13   29,936,000.00
      November-13   28,947,000.00
      December-13   27,828,000.00
       January-14   26,828,000.00
      February-14   25,823,000.00
         March-14   24,441,000.00
         April-14   23,423,000.00
           May-14   22,276,000.00
          June-14   21,247,000.00
          July-14   20,089,000.00
        August-14   19,048,000.00
     September-14   18,002,000.00
       October-14   16,828,000.00
      November-14   15,770,000.00
      December-14   14,584,000.00
       January-15   13,515,000.00
      February-15   12,440,000.00
         March-15   10,994,000.00
         April-15    9,906,000.00
           May-15    8,691,000.00
          June-15    7,590,000.00
          July-15    6,363,000.00
        August-15    5,251,000.00
     September-15    4,132,000.00
       October-15    2,888,000.00
      November-15    1,757,000.00
      December-15              --

--------------------------------------------------------------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE DATE OF THIS FREE WRITING PROSPECTUS IS NOVEMBER 11, 2006.

     STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

--------------------------------------------------------------------------------

          427,623,000  40,000,000  624,000,000  54,000,000  968,137,000  301,966,000  294,417,000  22,647,000  30,197,000
End Date      A1A          A1           A2         AAB           A3          AM           AJ           B            C
--------  -----------  ----------  -----------  ----------  -----------  -----------  -----------  ----------  ----------

Nov-07    418,709,000          --  624,000,000  54,000,000  968,137,000  301,966,000  294,417,000  22,647,000  30,197,000
Nov-08    409,682,000          --  556,396,000  54,000,000  968,137,000  301,966,000  294,417,000  22,647,000  30,197,000
Nov-09    392,006,000          --  450,050,000  54,000,000  968,137,000  301,966,000  294,417,000  22,647,000  30,197,000
Nov-10    375,364,000          --  347,045,000  54,000,000  968,137,000  301,966,000  294,417,000  22,647,000  30,197,000
Nov-11    285,953,000          --           --          --  792,881,000  301,966,000  294,417,000  12,080,000          --
Nov-12    266,702,000          --           --          --  731,645,000  301,966,000  258,493,000          --          --
Nov-13    243,708,000          --           --          --  659,249,000  301,966,000  216,155,000          --          --

          30,197,000  26,422,000  26,422,000  26,422,000  30,196,000                     TOTAL
End Date       D           E           F           G           H         Subtotal     XCP NOTIONAL
--------  ----------  ----------  ----------  ----------  ----------  -------------  -------------

Nov-07    30,197,000  26,422,000  26,422,000  26,422,000  30,196,000  2,853,732,000  1,426,866,000
Nov-08    30,197,000  26,422,000  26,422,000  26,422,000  30,196,000  2,777,101,000  1,388,550,500
Nov-09    30,197,000  26,422,000  26,422,000  14,818,000          --  2,611,279,000  1,305,639,500
Nov-10    23,751,000          --          --          --              2,417,524,000  1,208,762,000
Nov-11            --          --          --                          1,687,297,000    843,648,500
Nov-12            --          --                                      1,558,806,000    779,403,000
Nov-13            --                                                  1,421,078,000    710,539,000

                                                                                   /|\
                                                                                    |
                                                                                    |

                                                                            50% of Subtotal

Distribution   Reference
    Date          Rate
------------------------
12/15/06        6.04886
01/15/07        6.04889
02/15/07        6.04889
03/15/07        6.04887
04/15/07        6.24996
05/15/07        6.04886
06/15/07        6.24996
07/15/07        6.04886
08/15/07        6.24996
09/15/07        6.24996
10/15/07        6.04886
11/15/07        6.24996
12/15/07        6.04886
01/15/08        6.24996
02/15/08        6.04889
03/15/08        6.04886
04/15/08        6.24997
05/15/08        6.04887
06/15/08        6.24999
07/15/08        6.04888
08/15/08        6.25000
09/15/08        6.25000
10/15/08        6.04889
11/15/08        6.25002
12/15/08        6.04889
01/15/09        6.04893
02/15/09        6.04893
03/15/09        6.04894
04/15/09        6.25005
05/15/09        6.04892
06/15/09        6.25007
07/15/09        6.04893
08/15/09        6.25008
09/15/09        6.25009
10/15/09        6.04895
11/15/09        6.25011
12/15/09        6.04896
01/15/10        6.04893
02/15/10        6.04889
03/15/10        6.04894
04/15/10        6.24990
05/15/10        6.04870
06/15/10        6.24980
07/15/10        6.04860
08/15/10        6.24971
09/15/10        6.24966
10/15/10        6.04845
11/15/10        6.24956
12/15/10        6.04834
01/15/11        6.04832
02/15/11        6.04827
03/15/11        6.04835
04/15/11        6.24929
05/15/11        6.04807
06/15/11        6.24918
07/15/11        6.04796
08/15/11        6.24988
09/15/11        6.21267
10/15/11        6.01227
11/15/11        6.20714
12/15/11        6.00800
01/15/12        6.20713
02/15/12        6.00802
03/15/12        6.00803
04/15/12        6.20711
05/15/12        6.00795
06/15/12        6.20710
07/15/12        6.00793
08/15/12        6.20709
09/15/12        6.20708
10/15/12        6.00791
11/15/12        6.20707
12/15/12        6.00789
01/15/13        6.00792
02/15/13        6.00791
03/15/13        6.00808
04/15/13        6.20704
05/15/13        6.00784
06/15/13        6.20702
07/15/13        6.00805
08/15/13        6.20725
09/15/13        6.20724
10/15/13        6.00802
11/15/13        6.20778

--------------------------------------------------------------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

--------------------------------------------------------------------------------